THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                             1300 S. CLINTON STREET
                              FORT WAYNE, IN 46801

(219)455-4750

February 2, 2001

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Re: Lincoln National Special Opportunities Fund, Inc.
       (File Nos. 02-80731; 811-3291)

Dear Commissioners:

     On December 30, 2000, a 497 filing was submitted on the EDGAR system for the above-referenced registrant. The filing was submitted under the incorrect CIK and '33 Act File Number. Please disregard the filing made under CIK 0000828807, '33 Act File Number 33-19896, Accession Number 0000059558-00-000124.
The 497 filing has been re-submitted to the EDGAR system under the correct CIK 0000355933 and File Number 02-80731.

If you need any additional information, please feel free to call me at the above-listed number.

Sincerely,

/s/ Janet L. Lindenberg

Janet L. Lindenberg
Senior Paralegal